Exhibit 99.12

(Unofficial English Translation)

Loan Agreement

Borrower: Xi’an Orient Petroleum Group Co., Ltd.
Bank: China EverBright Bank, Xi’an Office

Section I. General Provisions

This Loan Agreement (the “Agreement”) is entered into by and between the Borrower and the Bank pursuant to the relevant laws and regulations of China.

Section II. Use of Loan

Article 1

(1)	The Borrower shall use the loan provided by the Bank hereunder (the “Loan”) only for repayment of debts.

(2)	The Borrower shall not use the Loan for any other purposes without the Bank’s prior written consent.

Section III. Currency, Amount of Loan, Time of Payment

Article 2

The amount of the Loan hereunder shall be Eight Million Renminbi.

Article 3

The repayment period for the Loan hereunder begins on September 7, 2009. The Loan is due on September 6, 2010.

Article 4

The Bank shall transfer the full amount of the Loan to the Borrower’s account in the Bank on September 7, 2009.

Section IV. Calculation of Interests

Article 5

The Borrower shall pay interests at a fixed annual interest rate of 6.372%.

Article 6

The parties agree that if the People’s Bank of China adjusts the benchmark lending rate or the interest calculation method during the Agreement term and such adjustment is applicable to the Loan hereunder, the Bank has the right to change the interest rate of the Loan accordingly and such change is not subject to the Borrower’s consent.

Article 7

The interests of the Loan shall be paid on a monthly basis. The date of payment shall be on the 20th day of each month.

Article 8

The annual interest of the Loan shall be calculated based on 365 days a year starting from the date that the Bank transfers the Loan to the Borrower’s account.

Article 9

If the Borrower fails to repay the principal of the Loan, the Bank has the right to charge a late fee at a daily rate equivalent to the fixed annual interest rate under Article 5 plus 50% (6.372%+50%) starting from the date that the Loan is due until the date that the Borrower completes the repayment.

If the Borrower uses the Loan for purposes other than the intended purpose, the Bank has the right to charge a penalty at a daily rate equivalent to the fixed annual interest rate under Article 5 plus 100% (6.372%+100%) starting from the date that the Borrower uses the Loan for such purpose until the date that the Borrower completes the repayment.

Article 10

If the Borrower fails to pay the interest on time, the Bank has the right to charge a late fee at a daily rate equivalent to the fixed annual interest rate under Article 5 plus 50% (6.372%+50%) starting from the date that the interest is due until the date that the Borrower completes the payment of interest.

Section V. Prerequisites

Article 11

The Bank shall not provide the Loan hereunder unless the Borrower fulfills the following conditions:

(1)
The Borrower has provided all corporate documents required by the Bank and the Borrower makes no material changes to its operation as compared with the information on the documents or Borrower provides satisfying explanation for the material changes of its operation if any.

(2)	The Borrower has completed all the documentations in connection with the Loan. Such documentations shall have the same legal effect as the Agreement.

(3)
The Borrower has obtained all necessary license and permits to receive the Loan and completed all registration procedures with the government. The Borrower shall also, if requested by the Bank, arrange public notary for the Agreement.

(4)	If security or guarantee is required for the Loan hereunder, the Borrower shall have completed the registration and insurance for the collaterals.

(5)	The Borrower has no breaching conducts as set forth in the Agreement.

Section VI. Repayment

Article 12

The dates and amounts for repaying the principal of Loan are as follows:

(1)	The first payment of 2,000,000 RMB shall be made by December 7, 2009.

(2)	The second payment of 2,000,000 RMB shall be made by March 7, 2010.

(3)	The third payment of 2,000,000 RMB shall be made by June 7, 2010.

(4)	The fourth payment of 2,000,000 RMB shall be made by September 6, 2010.

Article 13

The Borrower shall repay the Loan pursuant to the terms and conditions under the Agreement. If the Borrower fails to comply with the repayment terms, the Bank has the right to deduct fees, interests and overdue principal of the Loan directly from any of the Borrower’s accounts in the Bank.

Article 14

If one payment made by the Borrower is less than the amount proscribed under the Agreement, such amount shall first be applied to any outstanding fees, then the interests, and then the principal of the Loan.

Article 15

The Borrower may request for early repayment by submitting the request to the Bank 30 days in advance and repay the Loan earlier than the proscribed due date with the Bank’s prior written consent.

Article 16

The Borrower may request to extend the repayment period by submitting a written request to the Bank _____ days before the original due date. If the Bank agrees to extend the repayment period, the parties shall enter into an agreement on extending the repayment period.

Section VII. Guarantee

 Article 17

The guarantors of the Loan are Huangling County Qinlong Co., Ltd., Xi’an Oceanic Petroleum Engineering Co., Ltd. and Anping Yao. The guarantors provide joint guarantee for the repayment of the Loan and interests.

Article 18

The Bank and the guarantors shall enter into Guarantee Agreements and complete all necessary registration procedures.

Article 19

If the repayment period is extended by the parties hereunder, the Guarantee Agreements shall remain effective during the extended period.

Section VIII. Related Fees

Article 20

The Borrower shall pay all fees and expenses generated in connection with the Loan and the performance of the Agreement, including but not limited to attorney’s and auditor’s fees, insurance payment, and charges for public notary, assessment and registration.

Article 21

Upon request by the Bank, the Borrower shall reimburse the Bank any fees or expenses generated in connection with the Loan and the performance of the Agreement, including but not limited to litigation fees, attorney’s fees, and traveling expenses.

Section IX. Borrower’s Representations and Warranties

Article 22

The Borrower is a corporate entity legally established under the Chinese laws and has full right and power to operate business and undertake any civil liabilities arising from its conducts.
Article 23

The Borrower has full right to sign or authorize a representative to sign the Agreement. The Borrower has also obtained all necessary consent on entering the Agreement. The Agreement is effectively executed by an authorized legal representative of the Borrower.

Article 24

The Borrower has obtained all necessary government permit or third party consent to enter the Agreement. The execution and performance of the Agreement by the Borrower has no conflict against any corporate charters of the Borrower or any contract under which the Borrower is a party.

Article 25

Any documentation, information, representation provided by the Borrower is true, complete, accurate and effective. The financial statements submitted by the Borrower truly reflect the financial status of the Borrower at the time of submission.

Article 26

The Agreement constitutes legally binding obligations to the Borrower.

Article 27

The Borrower has opened an account in the Bank. This account will be used for all settlements and payments under the Agreement.

Article 28

To ensure the legality, effectiveness and enforceability of the Agreement, the Borrower has completed or will complete all necessary registration or notary procedures.

Article 29

The Borrower has not been involved in any litigation, claims, arbitration or administrative procedures that has impact to its performance under the Agreement.

Article 30

The Borrower’s representations and warranties shall remain accurate and true until the Borrower repays all principal and interests under the Agreement. The Borrower will also provide relevant documentation upon the request of the Bank.

Article 31

The Borrower has not breached any agreement under which the Borrower is a party.

Article 32

The Borrower understands the terms and conditions under the Agreement. The execution and performance of the Agreement by Borrower is voluntary.

Article 33

The Borrower will provide any documentations or information requested by the Bank, unless such documentation or information is confidential and protected by law. The Borrower will also coordinate with the Bank in terms of credit investigation and review.

Article 34

The Borrower will coordinate with the Bank in terms of financial investigation and supervision. The Borrower is also obliged to provide the latest financial statements and credit information to the Bank.

Article 35

The Borrower will notify the Bank upon a 30-day notice of any changes of corporate name, legal representative or corporate address of the Borrower.

Article 36

The Borrower will notify the Bank upon a 30-day notice of any material changes, such as property leasing, change of ownership, consolidation, merger, entering into joint venture, separation of business, transfer of assets, or any plan of suspension, dissolution or bankruptcy, or plans of any other material changes that may influence the performance of the Agreement. The Borrower will not proceed with any of the above said material changes unless the Bank consents in writing.

Article 37

The Borrower will not enter into loan agreement with any third party, or provide guarantee for any third party, or place collateral on its properties that may influence the Borrower’s ability to repay the Loan without prior written consent of the Bank.

Article 38

The Borrower will notify the Bank in writing of any events that may have negative impact on the operation of the Borrower’s business or on the Borrower’s performance of the Agreement.

Section X. Breach of Agreement

Article 39

Any of the following conducts shall constitute breach of the Agreement by the Borrower:

(1)	The Borrower fails to repay the principal or interests pursuant to the Agreement;

(2)	The Borrower uses the Loan for purposes other than the intended purpose proscribed by the Agreement;

(3)	The Borrower provides false or incomplete financial statements that omit material facts, or the Borrower rejects the Bank’s review and inspection on its financial activities;

(4)	The Borrower or its guarantors makes false or misleading representations under the Agreement or the associated guarantee agreements;

(5)	The Borrower or its guarantors breaches any agreement under which the Borrower or its guarantor is a party;

(6)	The Borrower or its guarantors experiences serious financial problems;

(7)	The collateral or pledge for the Loan is destroyed, depreciated or lost;

(8)	The Borrower or its guarantors fails to make satisfying arrangements of Loan repayment in case of consolidation, separation or reorganization of business;

(9)	The Borrower or its guarantors is bankrupt, dissolved or shut down, or the operation license of the Borrower or its guarantors is cancelled or suspended;

(10)	The Borrower fails to notify the Bank of the following events:
i.	Any material changes of the Borrower’s bylaws or business;
ii.	Any material changes of the Borrower’s accounting principles;
iii.	Any material changes of the financial status of the Borrower or its subsidiaries; or
iv.	Any litigation proceedings, arbitration, or administrative procedures that may have a negative impact on the Borrower’s financial status or on the Borrower’s performance of the Agreement.

(11)	The Borrower breaches any other terms or conditions under the Agreement and fails to provide satisfying remedy; or

(12)	The Borrower is involved in any events or conditions that may have material negative impact on the Bank’s interests under the Agreement.

Article 40

The Bank has the right to notify the Borrower of the occurrence of any of the above events and seek the following remedies:

(1)	The Bank may stop providing the Loan to the Borrower;

(2)	The Bank may announce that the provided portion of the Loan is due immediately and request repayment for the provided principal and interests accrued;

(3)	The Bank may request additional or change of guarantors, collaterals or pledges;

(4)	The Bank may deduct the outstanding repayments directly from any of the Borrower’s accounts in the Bank;

(5)	The Bank may execute its right on the collaterals or pledges; and

(6)	The Bank may seek other remedies that the Bank deems proper.

Section XI. Miscellaneous

Article 41

The Bank has the right to oversee the Borrower’s use of the Loan. The Borrower shall provide information and explanation on the use of the Loan upon the Bank’s request.

Article 42

The parties shall keep confidential of all information on financial status, operation and production that they obtain from the execution and performance of the Agreement unless otherwise provided by law.

Article 43

The Borrower shall not transfer or assign all or part of its obligations under the Agreement without the Bank’s prior consent.

Article 44

The Bank may transfer its obligations under the Agreement to any third party without the Borrower’s prior consent. The Bank only needs to notify the Borrower in writing at the time of such transfer.

Article 45

The amount of repayment by the Borrower shall not be deducted or off set by any means. If the Borrower is allowed by the law to deduct any payment to the Bank, the Borrower shall make an additional payment to the Bank excluding such deduction.

Article 46

Any extension or exemption of performance, or other preferential treatment provided by the Bank to the Borrower shall not be deemed as a waiver or restriction of the Bank’s rights under the Agreement and shall not affect the Borrower’s obligations under the Agreement.

Article 47

Any terms or conditions under the Agreement rendered illegal or unenforceable shall not impair the effectiveness or enforceability of other terms and conditions under the Agreement.

Article 48

Any amendments or supplements of the Agreement shall be made in writing and executed by both parties.

Article 49

The titles of chapters under the Agreement shall not be deemed as interpretation of the Agreement.

Article 50

All notifications under the Agreement must be made in written and sent via mail or fax. Any party shall notify the other party in writing of any change of address or fax number.

Article 51

A delivery of documents is complete when personal delivery is made or three days after mailing or when a fax is sent.

Section XII. Dispute Resolution

Article 52

Any dispute arising from the performance of the Agreement shall first be resolved by the parties through consultation. If no resolution can be reached through consultation, the parties may submit the dispute to a court at the location of the Bank.

Section XIII. Effectiveness, Amendment and Cancellation of the Agreement

Article 53

The Agreement is effective upon execution of the legal representative or authorized representative of the parties.

Article 54

After the Agreement becomes effective, any party shall not change or terminate the Agreement without the consent of the other party. Any amendment or termination of the Agreement shall be made in writing through consultation of both parties. The Agreement shall remain effective until the written amendment or termination is executed by the parties.

Section XIV. Supplement

Article 55

The parties may enter into supplemental agreement for any unsettled mater hereunder.

Section XV. Execution

Article 56

The Agreement shall be executed in four duplicates. The Borrower shall hold one duplicate and the Bank shall hold two duplicates. The parties shall submit one duplicate to the notary public. All duplicates shall have the same legal effect.

Article 57

The Agreement is entered into by and between the parties on September 6, 2009, in Xi’an.

Article 58

The parties agree to submit the Agreement to a notary public.

Borrower:                 Xi’an Orient Petroleum Group Co., Ltd. (signature and seal)

Bank:                        China EverBright Bank, Xi’an Office (signature and seal)